FINANCIAL INVESTORS TRUST

ALPS/Red Rocks Global Opportunity Fund
Clough China Fund
ALPS/CoreCommodity Management CompleteCommodities Strategy Fund
RiverFront Asset Allocation Aggressive
RiverFront Asset Allocation Growth & Income
RiverFront Asset Allocation Moderate
ALPS/Kotak India Growth Fund
ALPS/Smith Short Duration Bond Fund
ALPS/Smith Total Return Bond Fund
(each, an “ALPS Advised Fund” and together, the “ALPS Advised Funds”)

SUPPLEMENT DATED JUNE 15, 2020
TO THE PROSPECTUS
DATED FEBRUARY 28, 2020, AS SUBSEQUENTLY AMENDED

The following information provided by Robert W. Baird & Co. Incorporated (“Baird”) is added at the end of the section “Appendix A – Intermediary Sales Charge Waivers and Discounts” to the Prospectus:

Effective June 15, 2020, shareholders purchasing fund shares through a Baird platform or account will only be eligible for the following sales charge waivers (front-end sales charge waivers and CDSC waivers) and discounts, which may differ from those disclosed elsewhere in this prospectus or the Statement of Additional Information.

Front-End Sales Charge Waivers on Investors A-shares Available at Baird

●	Shares purchased through reinvestment of capital gains distributions and dividend reinvestment when purchasing share of the same fund
●	Shares purchased by employees and registered representatives of Baird or any of its affiliates and their family members, as designated by Baird
●

Shares purchased from the proceeds of redemptions from another ALPS Advised Fund, provided (1) the repurchase occurs within 90 days following the redemption, (2) the redemption and purchase occur in the same accounts, and (3) redeemed shares were subject to a front-end or deferred sales charge (known as rights of reinstatement)

●

A shareholder in an ALPS Advised Fund’s Investor C Shares will have their shares converted at net asset value to Investor A shares of the same ALPS Advised Fund if the shares are no longer subject to CDSC and the conversion is in line with the policies and procedures of Baird

●

Employer-sponsored retirement plans or charitable accounts in a transactional brokerage account at Baird, including 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit sharing and money purchase pension plans and defined benefit plans. For purposes of this provision, employer-sponsored retirement plans do not include SEP IRAs, Simple IRAs or SAR-SEPs

CDSC Waivers on Investor A and C shares Available at Baird

●	Shares sold due to death or disability of the shareholder
●	Shares sold as part of a systematic withdrawal plan as described in the ALPS Advised Fund’s Prospectus
●	Shares bought due to returns of excess contributions from an IRA Account
●	Shares sold as part of a required minimum distribution for IRA and retirement accounts due to the shareholder reaching age 72 as described in the ALPS Advised Fund’s prospectus
●	Shares sold to pay Baird fees but only if the transaction is initiated by Baird
●	Shares acquired through a right of reinstatement

Front-End Sales Charge Discounts Available at Baird: Breakpoints and/or Rights of Accumulations

●	Breakpoints as described in the ALPS Advised Fund’s prospectus
●

Rights of accumulations which entitles shareholders to breakpoint discounts will be automatically calculated based on the aggregated holdings of ALPS Advised Fund assets held by accounts within the purchaser’s household at Baird. Eligible ALPS Advised Fund assets not held at Baird may be included in the rights of accumulations calculation only if the shareholder notifies his or her financial advisor about such assets

●	Letters of Intent (LOI) allow for breakpoint discounts based on anticipated purchases of an ALPS Advised Fund through Baird, over a 13-month period of time

INVESTORS SHOULD RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE